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                      SEI INSTITUTIONAL INVESTMENTS TRUST

                           INTERNATIONAL EQUITY FUND

                       SUPPLEMENT DATED JANUARY 13, 1998
                   TO THE PROSPECTUS DATED SEPTEMBER 30, 1997

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Effective December 1, 1997, Gabrielle Boyle assumed the responsibilities of portfolio manager for the International Equity Fund, replacing Mr. Dino Fuschillo. Accordingly, the following language replaces the second paragraph of the description of Lazard London International Investment Management Limited ("Lazard") found on page 13 in the "Money Managers" section of the prospectus:

Within the European equity team, Ms. Gabrielle Boyle, a portfolio manager/analyst with Lazard in London, has primary responsibility for the day-to-day management of the portion of the International Equity Fund's assets managed by Lazard. Ms. Boyle has eight years of investment experience and conducts Continental European research and security analysis for the Netherlands, France, Switzerland and Scandinavia. Prior to joining Lazard in 1993, she was with Royal Insurance. Ms. Boyle has a B.A. Honours degree in Economics & History and an M.A. in Economics, both from University College, Dublin.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE